SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

Fidelity Salem Street Trust

(Name of Registrant as Specified In Its Charter)

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	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total Fee Paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	(2)	Form, Schedule or Registration Statement No.:
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	(4)	Date Filed:

IMPORTANT

Proxy Materials

PLEASE CAST YOUR VOTE NOW!

Fidelity Inflation-Protected Bond Fund

Dear Shareholder:

A special meeting of shareholders of Fidelity Inflation-Protected Bond Fund will be held on July 19, 2018. The purpose of the meeting is for shareholders to vote on an important proposal that affects your investment in the fund. As a shareholder, you have the opportunity to voice your opinion on the matters that affect the fund. This package contains information about the proposal and the materials to use when casting your vote.

Please read the enclosed materials and cast your vote on the proxy card(s). Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

The proposal has been carefully reviewed by the Fund’s Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe the proposal – to merge Fidelity Inflation-Protected Bond Fund into Fidelity Inflation-Protected Bond Index Fund – is in the best interests of shareholders. They recommend that you vote for the proposal.

The following Q&A is provided to assist you in understanding the proposal. The proposal is described in greater detail in the enclosed proxy statement.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing them in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or on-line instructions.

If you have any questions before you vote, please call Fidelity using the contact information applicable to your fund located in the table in the enclosed Q&A. We’ll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,

Abigail P. Johnson

Chairman

Important information to help you understand and vote on the proposal

Please read the full text of the proxy statement. Below is a brief overview of the proposal to be voted upon. Your vote is important. We appreciate your confidence in Fidelity and look forward to helping you achieve your financial goals.

What proposal am I being asked to vote on?

You are being asked to approve a reorganization between Fidelity Inflation-Protected Bond Fund (Inflation-Protected Bond) and Fidelity Inflation-Protected Bond Index Fund (Inflation-Protected Bond Index). Specifically, you are being asked to approve the Agreement and Plan of Reorganization (Agreement) relating to the proposed acquisition of Inflation-Protected Bond by Inflation-Protected Bond Index. If the Agreement is approved by fund shareholders and the reorganization occurs, each shareholder of Inflation-Protected Bond will become a shareholder of Inflation-Protected Bond Index. Inflation-Protected Bond will transfer all of its assets to Inflation-Protected Bond Index in exchange solely for shares of beneficial interest of Inflation-Protected Bond Index and the assumption by Inflation-Protected Bond Index of Inflation-Protected Bond’s liabilities in complete liquidation of the fund. Each shareholder of Inflation-Protected Bond will receive Investor Class shares of Inflation-Protected Bond Index.

Have the funds’ Board of Trustees approved the reorganization?

The proposal has been carefully reviewed by the Board of Trustees. The Trustees believe that the reorganization of Inflation-Protected Bond into Inflation-Protected Bond Index is in the best interests of shareholders and recommend that you vote FOR the proposal.

What are the reasons for and advantages of the proposed reorganization?

Fidelity currently offers two publicly available mutual funds – Inflation-Protected Bond and Inflation-Protected Bond Index – that invest primarily in Treasury Inflation Protected Securities (TIPS). Given the size of the TIPS market (which consists of approximately 40 securities), Fidelity believes that the investment opportunities in this market are limited and Fidelity can meet the investment goals of shareholders by offering a single mutual fund that invests in TIPS. The reorganization will enable shareholders of Inflation-Protected Bond to pursue a similar investment strategy in a larger fund with significantly lower total expenses.

What are the investment objectives and policies of the funds?

Each fund is a bond fund normally investing at least 80% of its assets in inflation-protected debt securities. Inflation-Protected Bond is an actively managed fund that seeks total return that exceeds the rate of inflation over the long term, whereas Inflation-Protected Bond Index is an index fund that seeks investment results that correspond to the total return of the inflation-protected sector of the United States Treasury market. Although both funds focus investments in inflation-protected debt securities issued by the U.S. Treasury, Inflation-Protected Bond may also invest in inflation-protected debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury, and by other entities such as corporations and foreign governments. Inflation-Protected Bond also has the ability to invest in domestic and foreign issuers, whereas Inflation-Protected Bond Index focuses its investments in U.S. Treasury securities.

Who will pay the expenses associated with the reorganization?

Under Inflation-Protected Bond’s contractual arrangements, FMR will bear the cost of the reorganization.

How will you determine the number of shares of Inflation-Protected Bond Index that I will receive?

Although the number of shares you own will most likely change, the total value of your holdings will not change as a result of the reorganization. The number of shares to be issued will be based on the relative net asset values of each fund on the closing date of the reorganization.

Is the reorganization considered a taxable event for federal income tax purposes?

No. The reorganization will not result in recognition of any gain or loss for federal income tax purposes either by Inflation-Protected Bond or Inflation-Protected Bond Index or by the shareholders of either fund. As a result, a shareholder’s exchange of his or her shares of Inflation-Protected Bond for shares of Inflation-Protected Bond Index in the reorganization will not result in recognition of gain or loss for federal income tax purposes.

Inflation-Protected Bond will distribute substantially all of its net realized capital gains, if any, and any net investment income, if any, to shareholders prior to the reorganization closing. Any such distributions will be taxable for taxable shareholders (even if reinvested into the fund).

What if there are not enough votes to reach quorum by the scheduled shareholder meeting date or if the proposal is not approved?

To facilitate receiving a sufficient number of votes, we may need to take further action. D.F. King & Co., Inc., a proxy solicitation firm, or Fidelity, may contact you by mail or telephone. Therefore, we encourage shareholders to vote as soon as they review the enclosed proxy materials to avoid additional mailings or telephone calls.

If there are not sufficient votes to approve the proposals by the time of the shareholder meeting (July 19, 2018), the meeting may be adjourned to permit further solicitation of proxy votes.

Who is D.F. King & Co., Inc.?

D.F. King is a third party proxy vendor that Fidelity hires to call shareholders and record proxy votes. In order to hold a shareholder meeting, quorum must be reached. If quorum is not attained, the meeting may adjourn to a future date. Fidelity attempts to reach shareholders via multiple mailings to remind them to cast their vote. As the meeting approaches, phone calls may be made to clients who have not yet voted their shares so that the shareholder meeting does not have to be postponed.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to make a call to you to solicit your vote.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of the fund on the record date. The record date is May 22, 2018.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing them in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. In addition, you may vote through the internet by visiting the web site indicated on your proxy card and following the on-line instructions. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Fidelity at 1-800-544-8544.

How do I sign the proxy card?

Individual Accounts:	Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts:	Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts:	The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”

IPB18-PXL-0518 1.9887720.100

Form of Proxy Card: Fidelity Inflation-Protected Bond Fund

Fidelity InvestmentsR (logo)		Vote this proxy card TODAY!

Your prompt response will save the expense
PO Box 673023 Dallas, TX 75267-3023		of additional mailings.

Vote by Internet, Touch-Tone Telephone, or Mail!

Vote on the Internet at www.proxyvote.com/proxy and follow the on-screen instructions.

To vote by phone call toll-free 1-877-296-4941 and follow the recorded instructions.

(right pointing arrow prints here)	[Control Number prints here in a box]	MAIL:	Return the signed proxy card in the enclosed envelope.

FIDELITY SALEM STREET TRUST: FIDELITY INFLATION-PROTECTED BOND FUND        [Client Code prints here]

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Abigail P. Johnson, Jason P. Pogorelec, and Albert R. Gamper, Jr., or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at One Spartan Way, Merrimack, NH 03054, on July 19, 2018 at 8:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

[Shareholder’s name and address prints here]	CONTINUED AND TO BE SIGNED ON REVERSE SIDE
[Card Code prints here]

Please refer to the Proxy Statement discussion of this matter.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

	THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:	[ ]	[ ]	[ ]

1.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Fidelity Inflation-Protected Bond Fund to Fidelity Inflation-Protected Bond Index Fund in exchange solely for shares of beneficial interest of Fidelity Inflation-Protected Bond Index Fund and the assumption by Fidelity Inflation-Protected Bond Index Fund of Fidelity Inflation-Protected Bond Fund’s liabilities, in complete liquidation of Fidelity Inflation-Protected Bond Fund.	FOR	AGAINST	ABSTAIN

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

Signature (PLEASE SIGN WITHIN BOX)	Date	[Card Code prints here]	Signature (Joint Owners)	Date

FFAS - GY5 - FIAM (628563.5.0) Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically Email will be from: Fidelity Investments [Version one (initial delivery):] Subject Line: Your Vote is Important - Fidelity Funds Special Meeting of Shareholders [Version two:] Subject Line: Please Take Action: Your Vote is Needed for Fidelity Funds’ Shareholder Meeting [FidelityInvestments and Pyramid Design logo] [FIDELITY INSTITUTIONAL ASSET MANAGEMENT with registered trademark appears here] Important Proxy Material Is Available for Your Review Dear Investor, Thank you for having elected to receive Fidelity proxy materials and voting instructions via the internet. This email notification contains information specific to proxy materials that are available for the Fidelity fund maintained in your account and identified below. Please read the instructions carefully before proceeding. Important notice regarding the availability of proxy materials for the shareholder meeting. [Trust Name: Fund Name] (format can be all caps or combination of upper and lower case letters) Special Meeting of Shareholders Meeting date: [Month/Day/Year] (format can be MM/DD/YY or Month Day, Year) [Adjourned meeting date: Month/Day/Year] (format can be MM/DD/YY or Month Day, Year) For shareholders as of: [Month/Day/Year] (format can be MM/DD/YY or Month Day, Year) How to Vote To vote through the internet, click on the link below and follow the on-line instructions. Proxy voting (this is a link to the proxy voting page) When voting you will be required to enter the CONTROL number. [Trust Name: Fund Name] (format can be all caps or combination of upper and lower case letters) CONTROL NUMBER: [#############] (there may be a line above the Control Number)(use this number to cast your vote) To vote by touchtone telephone, call [insert appropriate phone number - Broadridge 1-877-296-4941; D.F. King 1-800-991-5630 (“1-” may/may not be included)] and follow the recorded instructions. You can access these proxy materials at the following website [address(es)/address[es]]: [LETTER TO SHAREHOLDER, NOTICE OF MEETING, and PROXY STATEMENT[:]http://www.xxxxxxx] [PROSPECTUS (included in the case of a merger)[:]http://www.xxxxxxx] If your email software supports it, you can simply click on the above [link(s)/link[s]]. If not, you can type (or copy and paste) the website [address(es)/address[es]] into the address line of your web browser. Additional Information QUESTIONS: If you have questions about viewing, saving, or printing your proxy materials, call - 1 -

1-877-208-0098, Monday through Friday 8:30 a.m. - 7:00 p.m. ET. ACROBAT READER: To access the electronic proxy materials, you may need Adobe Acrobat Reader software. Visit adobe.com for a free download. PAPER FORMAT: You have a right to receive these materials in paper format. For a free paper copy of proxy materials, contact Fidelity at the toll-free telephone number listed in the electronic proxy materials. PROXY MATERIALS BY MAIL: To revert back to receiving proxy materials by mail, update your preferences by logging into your account at institutional.fidelity.com. Thank you for choosing Fidelity. [Pyramid Design logo] [FIDELITY INSTITUTIONAL ASSET MANAGEMENT with registered trademark appears here] ORIGINAL INSIGHT / TAILORED ACCESS / DIVERSE INVESTMENT CAPABILITIES View the Fidelity Investments and the Fidelity Funds privacy notice FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS COMPANY, INC., 100 SALEM STREET, SMITHFIELD, RI 02917 628563.5.0 | FIAM-BD [tree with arrow logo] Choose eDelivery Secure. Convenient. Green.Log in or register at institutional.fidelity.com - 2 -

IWS - Client 808 - Pseudo 3F5 (624840.5.0) Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically Email will be from: National Financial [Version one (initial delivery):] Subject Line: Your Vote is Important - Fidelity Funds Special Meeting of Shareholders [Version two:] Subject Line: Please Take Action: Your Vote is Needed for Fidelity Funds’ Shareholder Meeting Fidelity Investments and pyramid design logo Notice of Availability of Important Proxy Material Dear Investor, Thank you for choosing to receive your shareholder documents through eDelivery. You have elected to receive Proxy Materials via electronic means on the Internet. This email notification contains information specific to your holding in the security identified below in your Fidelity Investments (Fidelity) brokerage account. Please read the instructions carefully before proceeding. Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting [Trust Name]: [Fund Name] (format can be all caps or combination of upper and lower case letters) Special Meeting of Shareholders Meeting date: [Month]/[Date]/[Year] (format can be MM/DD/YY or Month Day, Year) [If the original meeting has been adjourned to a new date the email will include: Adjourned meeting date: [Month]/[Date]/[Year] (format can be MM/DD/YY or Month Day, Year) For [S/s]hareholders as of: [Month] [Date,] [Year] (format can be MM/DD/YY or Month Day, Year) HOW TO VOTE: (format may be bold) You can enter your proxy vote at the link to the following third-party Internet site using the control number listed below. In order to access this site, your browser must support secure transactions (security settings are typically accessible in the Tools/Options or Preferences tab on your Internet toolbar). Proxy Voting (this is a link to the proxy voting page) [Trust Name]:[Fund Name] (format can be all caps or combination of upper and lower case letters) CONTROL NUMBER: [#############](use this number to cast your vote via touch-tone) To vote by touch-tone telephone, call [insert appropriate phone number - Broadridge 1-877-296-4941; D.F. King 1-800-991-5630] and follow the recorded instructions. You can access these Proxy Materials at the following Web address(es): [Letter to Shareholders[,]] [Notice of Meeting/Notice of Meeting,] and Proxy Statement[:]http://xxxxx [[If proxy materials are for a merger proxy the email will also include: Prospectus[:]http://xxxxx] If your email software supports it, you can simply click on the above link(s). If not, you can type (or copy and paste) the Web address(es) into the address line of your Web browser. - 1 -

ADDITIONAL INFORMATION: To access the electronic Proxy Materials, you may need Adobe Acrobat Reader software. This software is available for download at no cost at http://www.adobe.com. Downloading time may be slow. If you are invested in a Fidelity fund and have questions, or would like to receive a paper copy of your Proxy Materials, please contact your Authorized agent/Advisor or call Fidelity at 1-800-544-6666 and press “0” to speak to a Fidelity Representative. Fidelity Representatives are available 24 hours a day, 7 days a week. If you are invested in a Fidelity Advisor Fund and have technical questions about viewing, saving, or printing your Proxy Materials, please call 1-877-208-0098. Operating hours are Monday through Friday, 8:30 a.m. to 7:00 p.m. Eastern time. Please do not reply to this [email/e-mail] since the mailbox is not monitored. Go to Fidelity.com/contactus to send a secure [email/e-mail]. Sincerely, Fidelity Investments The Fidelity Investments and pyramid design logo is a registered service mark of FMR LLC. To stop receiving email notification of the online availability of these documents and to begin receiving paper copies via U.S. mail, log on to [Fidelity.com,/Fidelity.com] and update your preferences or contact your Authorized agent/Advisor. Fidelity Brokerage Services LLC, Member NYSE, SIPC, 900 Salem Street, Smithfield, RI 02917 624840.5.0 © 2012 FMR LLC.All rights reserved. - 2 -

NF - Client 808 - Pseudo C7C & 0TC (622776.5.0) Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically Email will be from: National Financial Services LLC [Version one (initial delivery):] Subject Line: Your Vote is Important - Fidelity Funds Special Meeting of Shareholders [Version two:] Subject Line: Please Take Action: Your Vote is Needed for Fidelity Funds’ Shareholder Meeting Important proxy material is available for your review Dear Investor, Thank you for choosing to receive, through the electronic notification program, your shareholder reports and other documents (including proxies) for positions in your brokerage account(s) which is held at National Financial Services LLC, the clearing firm which provides clearing, custody and execution services for your brokerage account. You have elected to receive shareholder communications and submit voting instructions via the Internet. This e-mail notification contains information specific to your holding(s) in the security identified below. Please read the instructions carefully before proceeding. Important Notice regarding the Availability of Proxy Materials for the Shareholder Meeting [Trust Name]: [Fund Name] (format can be all caps or combination of upper and lower case letters) Special Meeting of Shareholders Meeting [Date/date]: [Month] [Date,] [Year] (format can be MM/DD/YY or Month Day, Year) [If the original meeting has been adjourned to a new date the e-mail will include: Adjourned meeting date: [Month] [Date,] [Year] (format can be MM/DD/YY or Month Day, Year)] For [S/s]hareholders as of: [Month] [Date,] [Year] (format can be MM/DD/YY or Month Day, Year) HOW TO VOTE: (format may not be in bold) You can enter your proxy vote by clicking the “Proxy Voting” link for the third-party Internet site where you can use the control number listed below. In order to access this site, your browser must support secure transactions (security settings are typically accessible in the Tools/Options or Preferences tab on your Internet toolbar). Proxy Voting (this is a link to the proxy voting page)(link may not be bold) Because electronic [P/p]roxy [M/m]aterials do not include a proxy card that you can mail in, you will need to cast your vote through the Internet or by [touch-tone/touchtone] telephone. If you vote through the Internet link, you will be required to enter the [CONTROL/control] number. For [touch-tone/touchtone], you will be required to enter the [CONTROL/control] number. [Trust Name]: [Fund Name] (format can be all caps or combination of upper and lower case letters)CONTROL NUMBER: [#############](use this number to cast your vote) To vote by [touch-tone/touchtone] telephone, call [insert appropriate phone number - Broadridge 1-877-296-4941; D.F. King 1-800-991-5630] and follow the recorded instructions. You can access these [P/p]roxy [M/m]aterials at the following Web [address[es]/address(es)]: [Letter to Shareholders[,]] [Notice of Meeting/Notice of Meeting,] and Proxy Statement[:] (format can be all caps or combination of upper and lower case letters) http://www.xxxxxxx [Included if merger: Prospectus[:] (format can be all caps or combination of upper and lower case letters) - 1 -

http://www.xxxxxxx] If your e-mail software supports it, you can simply click on the above [link[s]/link(s)]. If not, you can type (or copy and paste) the Web [address[es]/address(es)] into the address line of your Web browser. Adobe® Acrobat® Reader is needed to view these documents. If you decide you no longer want to receive shareholder reports and other documents electronically, you can change your preference to receive these documents in paper by updating your account options online. Once you change your account preference, you will start receiving shareholder reports and other documents by U.S. mail. Please note that there may be a reasonable period of time before you begin receiving paper materials. Help:Questions? Please contact your representative. (Note: Do not reply to this e-mail. Any e-mail received will not be reviewed or monitored.) This communication is a transactional/relationship message from National Financial Services LLC. Do not reply to this e-mail message as it was automatically generated. Account(s) carried with National Financial Services LLC, Member NYSE, SIPC. 622776.5.0 - 2 -

WI - G5G - FPRS - Client 810 (625428.5.2) Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically Email will be from: Fidelity Investments [Version one (initial delivery):] Subject Line: Your Vote is Important - Fidelity Funds Special Meeting of Shareholders [Version two:] Subject Line: Please Take Action: Your Vote is Needed for Fidelity Funds’ Shareholder Meeting [Fidelity Investments pyramid design logo] First Name Last Nameplan sponsor [Green Line and Arrow Logo] Important proxy materials are available for your review Quick LinksProxy Vote Thank you for choosing eDelivery. You can now cast your proxy vote via the Internet. This e-mail notification contains information related to the security identified below which you hold or previously held in your benefit plan(s). Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting. [Trust Name: Fund Name] (format of trust and fund names can be all caps or combination of upper and lower case letters) Special Meeting of Shareholders Meeting date: [Month]/[Day]/[Year] (format can be MM/DD/YY or Month Day, Year) [If the original meeting has been adjourned to a new date, the email will include: Adjourned meeting date: [Month] [Date,] [Year]] (format can be MM/DD/YY or Month Day, Year) For Shareholders as of: [Month] [Date,] [Year] (format can be MM/DD/YY or Month Day, Year) HOW TO VOTE: - 1 -

You are able to vote through the Internet or by touchtone telephone. When voting, you will be required to enter the CONTROL NUMBER below. To vote by the Internet, click the “Proxy Vote” link below and you will be directed to a third-party Internet site. Your browser must support secure transactions (security settings are typically accessible in the Tools/Options or Preferences tab on your Internet toolbar). Please read the instructions and proxy materials carefully before voting. [arrow] Proxy Vote (this is a link to the proxy voting page)(link may or may not be bold) To vote by touchtone telephone, call [insert appropriate phone number - Broadridge 1-877-296-4941; D.F. King 1-800-991-5630] and follow the recorded instructions. CONTROL NUMBER: [#############] The proxy materials can be found through the following [link[s]/link(s)]: [Letter to Shareholders[,]] Notice of Meeting[,] and Proxy Statement[:] (words may or may not be bold) http://www.xxxxxxx [If proxy materials are for a merger proxy the email will also include: Prospectus[:] http://www.xxxxxxx] Adobe® Reader® is required to view these documents. To download a free copy, go to: http://get.adobe.com/reader/ If you would like to request a paper copy of your shareholder documents at no charge, or if you have questions about this e-mail, please call your plan’s toll-free number. You can also visit Fidelity - 2 -

NetBenefitsR for more information about your benefits plan.
Privacy Policy | Terms of Use To stop receiving e-mail notification of the online availability of your proxy materials and other shareholder documents (annual reports, semiannual reports, etc.) and begin receiving paper copies via U.S. mail, log in to www.netbenefits.com/profile. Please do not respond to this e-mail. This mailbox is not monitored and you will not receive a response. Fidelity Investments Institutional Operations Company, Inc., 245 Summer Street, Boston, MA 02210 625428.5.2 E 2014 FMR LLC All rights reserved - 3 -

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PI - Client 808 - Pseudo 9L2 (674322.5) Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically Email will be from: Fidelity Investments [Version one (initial delivery):] Subject Line: Your Vote is Important - Fidelity Funds Special Meeting of Shareholders [Version two:] Subject Line: Please Take Action: Your Vote is Needed for Fidelity Funds’ Shareholder Meeting [picture of Fidelity Investments and pyramid design logo appears] [email template is framed white with text appearing in light gray areas within the frame] (picture of a green circle & grey outline with white letters says “Vote Now!” [hyperlink picture to fidelity.com log in screen]) [TRUST NAME]: [FUND NAME] [Year of shareholder meeting] Special Meeting [shareholder meeting date (format can be MM/DD/YY or Month Day, Year)] Important proxy voting material is ready for your action. [If the original meeting has been adjourned to a new date, the email will include: Please note: This meeting has been adjourned until [new meeting date (format can be MM/DD/YY or Month Day, Year).] Ways to Vote (picture of green box with white checkmark appears) Log on to your Fidelity account (hyperlink to fidelity.com log-in screen) (picture of green box with white telephone handset appears) By Phone [insert touch-tone voting telephone number - Broadridge [1-]877-296-4941; D.F. King [1-]800-991-5630 ] (picture of white and grey calendar with green circle with white checkmark appears) Vote By [shareholder’s last day to vote [format can be MM/DD/YY or Month Day, Year] [Time] [AM/PM] ET] Control Number:[shareholder’s control number appears here] Important Materials [hyperlink to material appears (may be multiple links based on how material is produced): [Letter to Shareholders[,]] [[Notice of Meeting/Notice of Meeting,] and [Proxy Statement]] [for a merger, hyperlink to prospectus also appears: [Prospectus]] For holders as of [specific cutoff date to be a shareholder (format can be MM/DD/YY or Month Day, Year)] CUSIP: [fund’s CUSIP number appears here] MESSAGE FROM FIDELITY If you have multiple accounts at Fidelity, you may receive multiple notifications. Please follow the specific voting instructions contained in each email in order to vote on all of your shares. Contact Us - We’re Here to Help800-343-3548 | Send a secure email (hyperlink to Send a Secure Message page on fidelity.com) Fidelity.com (hyperlink to fidelity.com home page)| Privacy Policy (hyperlink to Privacy Policy on fidelity.com) | Terms of Use (hyperlink to Terms of Use on fidelity.com) To contact us about this message, please do not reply to this email. Please visit Fidelity.com/contactus (hyperlink to Phone Numbers page on fidelity.com) to send a secure email. - 1 -

You are receiving this email because you have enrolled in eDelivery. If you wish to receive paper copies of these documents via U.S. mail, please log on to Fidelity.com (hyperlink to fidelity.com home page) and update your delivery preferences for Prospectuses, Financial Reports, and Other Documents. Keep in mind that investing involves risk. The value of your investment will fluctuate over time and you may gain or lose money. To access the document, you may need AdobeReader software (hyperlink to get.adobe.com/reader). This software is available for download at no cost. Download time varies by internet connection. Fidelity Brokerage Services LLC, Member NYSE, SIPC, 900 Salem Street, Smithfield, RI 02917 674322.5 © 2017 FMR LLC All rights reserved. - 2 -

eFail Buckslip - to be sent to a shareholder that has consented to receive proxy solicitations electronically but in attempting to deliver an e-mail failure occurred:

Dear Investor,

We were unable to notify you electronically of the Availability of Important Proxy Materials for a Fidelity fund maintained in your account(s). We attempted to send the notice to your e-mail address, as reflected on our records. That e-mail address appears to be invalid.

To correct your e-mail address, please log in to one or more of your online account(s) and follow the instructions.

If this e-mail address is correct, there may be another issue preventing the receipt of these e-mails. Here are some things you should do:

•	Confirm that your e-mail account is still active.

•	Make sure that your e-mail inbox is not full (over its capacity).

•	If you are using an e-mail address provided by your employer, make sure that you can receive e-mails from outside parties.

•	Ask your e-mail provider if it has experienced an outage in its system.

Because we were unable to send the notice to you electronically, we are sending this notice and the related Proxy Materials (enclosed) to you in paper form. You may continue to receive Proxy Materials in paper form until you provide us with a valid e-mail address.

Please read the enclosed Proxy Materials and vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Form of Broadridge Touch–Tone Voting Script 1–877–296–4941 Generic Greeting: “Thank you for calling the Automated Proxy Voting Service.” Shareholder Hears: “You must be calling from a touch–tone telephone in order to use this system and already have read the proxy statement and made your voting decisions.” “Press 1 if you are calling from a touch–tone telephone and have your proxy card in front of you.” Shareholder presses “1” and hears: “Let’s Begin.” ** If shareholder does not press anything two times they will hear after each non– response: “I have not received your response. Press 1 if you are calling from a touch–tone telephone and have your proxy card in front of you.” ** If the shareholder does not press anything a third time they will hear: “Please call back when you have your proxy card available. Thank you for calling. Good–bye.” Enter Control Number Script - Shareholder hears: “Please enter the control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign.” ** After pressing the number 1; if shareholder does not enter a control number after one and/or two prompts, they will hear: “I have not received your response. Please enter the control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign.” ** After pressing the number 1; if shareholder does not enter a control number after three prompts, they will hear: “Sorry, since your entry of the control number was invalid, we are not able to process your transaction at this time. You will be able to access the system again in 24 hours. We have not recorded a vote. Good–bye.” Shareholder Enters Control number☐ Valid Control Number: (See “Voting” Script) Invalid (Input 1 or 2 times) less than 16 digits: “Sorry your input was invalid”. Please enter the control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign.” - 1 -

Invalid (input 1 or 2 times) more than 16 digits: “Sorry your input was invalid.” Please enter the control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign.” Invalid control number (input 1 or 2 times): 16 digits: “Control number is invalid”. Please enter the control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign.” Invalid Input = (Input 3 times) less than or more than 16 digits: “Sorry, since your entry of the control number was invalid, we are not able to process your transaction at this time. You will be able to access the system again in 24 hours. We have not recorded a vote. Good–bye.” Invalid 16 digit control number (Input 3 times): “Control number is invalid. Sorry, since your entry of the control number was invalid, we are not able to process your transaction at this time. You will be able to access the system again in 24 hours. We have not recorded a vote. Good-bye.” If shareholder calls back and tries to record a vote after Invalid Input = 3x. The following is heard: “Sorry, since your entry of the control number was invalid, we are not able to process your transaction at this time. You will be able to access the system again in 24 hours.” Valid control number, but Shareholder has already voted: “A vote has already been recorded for this control number. If you want to change your vote, press 1, if you do not want to change your vote press 2. (See “Enter Control Number Script). If shareholder presses 1 – shareholder is directed to the “Voting“ Script Valid control number, but Shareholder has just voted a proxy with the same proposals: “The nominees and/or proposals for this control number are the same as your last proxy vote. If you would like to vote this control number in the same manner as the previous control number, press 1. If you would like to vote this control number differently, press 2.” If shareholder presses 1 - shareholder goes to “Completed Proposal Voting” Script #2 If shareholder presses 2 - shareholder goes to “Voting” Script Voting: “Press 1 to vote each item individually. You are encouraged to specify your choices by voting each item individually. However, if you do not vote each item individually, your vote will be cast as recommended by the Board of Directors. Press 2 if you will not vote on each item individually.” If shareholder doesn’t make a selection: the first two times the shareholder hears: “I have not received your response” followed by a repeat of “Voting” Script; Upon the third non–response the shareholder hears “We have not recorded a vote - good–bye” and the call ends Shareholder presses: Shareholder hears: 1 “If you wish to vote for all nominees press 1. To withhold all nominees, press 2. To withhold specific nominees, press 3.” Upon selection shareholder goes to “Nominee Vote Script” 2 Shareholder goes to “Completed Proposal Voting” Script #2 Nominee Vote Script: (Trustee election proposal)

Shareholder presses: Shareholder hears: 1 “Proposal Voting.” Goes to “Proposal Vote Script”. 2 “Proposal Voting.” Goes to “Proposal Vote Script”. 3 “To withhold a nominee, enter the 2 digit number that is in front of the name of the nominee you wish to withhold. If you are finished, enter 00.” After each election shareholder hears: “O.K. If you wish to withhold another nominee enter the 2 digit number that is in front of the name of the nominee you wish to withhold. If you are finished, enter 00.” Upon entering ‘00’ shareholder goes to “Proposal Vote Script.” (Continued and confirmed for each nominee(s)) See Confirm Options below. Proposal Vote Script: If there are not additional proposals, Shareholder hears: “There are no proposals for this proxy vote.” Goes to “Completed Proposal Voting” Script 2 If there are not additional proposals, Shareholder hears: “(There are/There is)<#Proposals> (additional) proposal[s] to vote on .” Before each proposal the Shareholder will hear “We are ready to accept your vote for proposal <n>.” The selections are: For/Against/Abstain For/Against For/Abstain For/Withhold For/Against/Withhold
For/Against/Abstain Script: “If you are voting for this proposal, press 1. If you are voting against this proposal press 2, If you wish to abstain press 3.” **Based on the shareholder’s selection, the prompt will confirm their choice of [for/against/abstain] For/Against Script: “If you are voting for this proposal, press 1. If you are voting against this proposal press 2.” **Based on the shareholder’s selection, the prompt will confirm their choice of [for/against]. See Confirm Options below. For/Abstain Script: “If you are voting for this proposal, press 1. If you wish to abstain press 2.” **Based on the shareholder’s selection, the prompt will confirm their choice of [for/abstain]. See Confirm Options below. For/Withhold Script: “If you are voting for this proposal, press 1. If you wish to withhold press 2.” - 3 -

**Based on the shareholder’s selection, the prompt will confirm their choice of [for/withhold]. See Confirm Options below. For/Against/Withhold Script: “If you are voting for this proposal, press 1. If you are voting against this proposal press 2, If you wish to withhold press 3.” **Based on the shareholder’s selection, the prompt will confirm their choice of [for/against/withhold]. See Confirm Options below. Completed Proposal Voting: Script 1: “You have completed Proposal Voting” Script 2: “One moment, while I log your ballot. A vote has been recorded for control number <Control Number>.” This text will be heard following the final proposal on the voting ballot. Confirm Options: “Let me confirm.” [If shareholder pressed 2 in the “Voting” section to not vote each item individually he/she will hear: “You have elected to vote as the Board recommends” before the vote is summarized as detailed immediately below:] Nominee Confirmation: Proposal Confirmation: [You have voted for all nominees]/ [You have voted to withhold all nominees]/ [You have voted to withhold specific nominees. You have voted to withhold nominee ## (Repeated as necessary)] “You have voted [For/Against/to Abstain from] Proposal ##.” (Repeated as necessary) Vote Logged Script: Vote is sent to mainframe “If these elections are correct, press 1. To vote again, press 2. To hear your vote again, press 3.” If shareholder presses 1: Shareholder then goes to “Vote Another?“ Script. If shareholder presses 2: they are directed to the “Voting” Section. If shareholder presses 3: they are directed to the “Confirmation Options” Section. Vote Another?: Script: Shareholder wants to/does not want to vote on another proposal. “If this concludes your business press 1, if you would like to vote another proxy press 2.” If shareholder presses 1: “All of your votes have been recorded by the telephone proxy voting service. Do not mail in your proxy card. Keep it as a record of your vote. Thank you for calling. This concludes your transaction. Good–bye.” If shareholder presses 2: Shareholder is directed to “Enter Control Number Script” Section. Error Messages: Auto Proxy Unavailable Error: “We are sorry. The Automated Proxy Voting Service system is unavailable at this time. Please try your call again later.” Meeting Date has passed: “Sorry, the control number you entered is no longer valid. Control number no longer valid: “Sorry, the control number you entered is no longer valid. Invalid Control Number entered 3 times: “Sorry, since your entry of the Control Number was invalid we are not able to process your transaction at this time. You will be able to access the system again in 24 hours.” - 5 -

FORM OF

BROADRIDGE INTERNET SCREEN SCRIPT FOR INTERNET VOTING AND NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

SCREEN 1

[Prior to entering a control number at www.proxyvote.com/proxy, shareholder sees Screen 1]

Text – (left justified)

Proxy Vote	The most accurate,
a Broadridge service	dependable, and efficient way
to submit your proxy voting instructions online.

Text - (indented)

Enter your

Control Number to:

Bullets - (indented)

Bullet - Submit Proxy Voting Instructions

Bullet - Download shareholder materials

Input - (indented)

[box in which to enter your control number appears here]

Input - (indented)

[“Submit” button appears here]

[If shareholder clicks on “Submit” before inputting a valid control number, the following error message appears:]

The control number that was entered is not valid. Please try again. Please contact your financial institution if you continue to experience this problem.

[If shareholder clicks on “Submit” after inputting a valid control number, Screen 2 appears.]

Text - To access materials without a control number: [“Click here” link appears here] to view Proxy Materials or Information Statements for the Fidelity funds. [If shareholder clicks on “Click here”, they are taken to the Proxy Materials web page at materials.proxyvote.com.]

Text - Need [“help” link appears here] finding your Control Number? [If shareholder clicks on “help”, the information below appears.]

Text - (left justified)	Text - (centered)	Text - (right justified)

Postal Mail		E-Mail
Recipients		Recipients
Your Control Number can be found next to the label “Control Number” OR as shown in the example below.	OR	Your Control Number can be found next to the field labeled “Control Number” within the body of your email.

Image - [black arrow and box in which to enter your control number appears here]

Text - (left justified)

Proxy

Vote

a Broadridge service

Text - (right justified)

(c)1997 – [current year] Broadridge Financial Solutions, Inc.

ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc.

CUSIP is a registered trademark of the American Bankers Association.

All other marks belong to their respective owners.

Links - (right justified) Privacy Statement Terms and Conditions

SCREEN 2 - Internet Voting Page

[Upon entering control number in Screen 1, shareholder sees Screen 2]

Text - (left justified)

[TRUST NAME]:

[FUND NAME]

Text - (right justified)

[YYYY] [year of shareholder meeting appears here] Special Meeting of Shareholders

[DAY, MONTH DD, YYYY] [initial or subsequent adjourned meeting date appears here]

Text - (left justified)

Proxy Voting Instructions

Make your selection below.

[If shareholder has voted and goes back to Screen 2 to re-vote: Votes can be changed until voting deadline.

The voting instructions indicated below represent the most up-to-date vote information on file. Updates will occur when available.]

Text - (centered)

Active – [Not Voted/Voted]

Image - [a white and grey desktop calendar appears here]

Vote by

[Abbreviated Month. DD, YYYY] [Meeting Time] [a.m./p.m.] EST/EDT

Control #[shareholder’s control number appears here]

Text - (right justified)

Shareholder

Materials Image - [a white “?” with a black square around it appears here]

[If shareholder hovers mouse over “?”, a pop-up box with the following language appears:]

Text - (left justified)

In advance of a meeting of shareholders, the company is required to send proxy materials to all shareholders, including information in the proxy statement regarding items to be considered at the meeting.

Link - (right justified)

Image - [a white “i” with a black circle around it appears here] Grant of Proxy Authority

[If shareholder clicks on “Grant of Proxy Authority” link, a pop-up box with the following language appears:]

Text - (left justified)

[TRUST NAME]:

[FUND NAME]

Image - (right justified)

X [button appears here]

[If shareholder clicks on “X”, Screen 2 appears.]

Text - (right justified)

Control# [shareholder’s control number appears here]

Text - (left justified)

Click the submit button to sign and submit your proxy vote and to appoint [Name of Chairman], [Name of Proxy Agent], and [Name of Independent Trustee Proxy Agent], or any one or more of them, attorneys, with full power of substitution to vote all Fund shares that you are entitled to vote.

Please “click here link appears” to print and view the voting instructions.

Link - (right justified)

Image - [a stack of papers appears here] Letter to Shareholders, Notice of

Meeting, and Proxy Statement

[If shareholder clicks on “Letter to Shareholders, Notice of Meeting, and Proxy Statement“ link, a pop-up box with the proxy materials and proxy statement appears.]

Text - (left justified)

Proposal(s)

Text - (left justified)

01.	[Title of proposal will be inserted].

Text - (right justified)

BOARD RECOMMENDATION: [FOR/AGAINST]

[FOR ALL/WITHHOLD ALL/VOTE INDIVIDUALLY]

[If shareholder clicks on the “VOTE INDIVIDUALLY” button, the following popup appears:

NOMINEES WILL BE VOTED “FOR” UNLESS MARKED “WITHHOLD”]

[Name of nominee for Trustee election]	[FOR][WITHHOLD]
[Name of nominee for Trustee election]	[FOR][WITHHOLD]
[Name of nominee for Trustee election]	[FOR][WITHHOLD]

02.	[Title of proposal will be inserted].

Text - (right justified)

BOARD RECOMMENDATION: [FOR/AGAINST]

[FOR/AGAINST/ABSTAIN]

03.	[Title of proposal will be inserted].

Text - (right justified)

BOARD RECOMMENDATION: [FOR/AGAINST]

[FOR/AGAINST/ABSTAIN]

04.	[Title of proposal will be inserted].

Text - (right justified)

BOARD RECOMMENDATION: [FOR/AGAINST]

[FOR/AGAINST/ABSTAIN]

Text - (left justified)

By clicking “[Submit/Update]” I am hereby granting a proxy as defined in the

Link - (left justified) shareholder materials.

[If shareholder clicks on “shareholder materials” link, a pop-up box with the following language appears:]

Text - (left justified)

[TRUST NAME]:

[FUND NAME]

Image - (right justified)

X [button appears here]

[If shareholder clicks on “X”, Screen 2 appears.]

Text - (right justified)

Control# [shareholder’s control number appears here]

Text - (left justified)

Click the submit button to sign and submit your proxy vote and to appoint [Name of Chairman], [Name of Proxy Agent], and [Name of Independent Trustee Proxy Agent], or any one or more of them, attorneys, with full power of substitution to vote all Fund shares that you are entitled to vote.

Please “click here link appears” to print and view the voting instructions.

Links - (right justified) RESET –[SUBMIT]/[UPDATE]

[A light gray box appears with “CANCEL” when shareholders click on the “Review/Change Votes” button on the Thank You Page.]

[If shareholder clicks on “RESET” link, vote selections clear on this page.]

[If shareholder clicks on “UPDATE” link without an election selected, the following popup appears:]

Text - (left justified)

You did not vote on one or more items. If you click Submit, any items for which you have not made a selection will be voted in accordance with the recommendations as described in the meeting material.

Links - (left justified) GO BACK   SUBMIT

[If shareholder clicks on “GO BACK” link, no votes are cast and the shareholder returns to the voting screen, Screen 2.]

[If shareholder clicks on “SUBMIT” link, they are taken to the Thank You page on Screen 3.]

[If shareholder clicks on “UPDATE” link with an election selected, they are taken to the Thank You page on Screen 3.]

Text - (left justified)

Proxy

Vote

a Broadridge service

Text - (right justified)

(c)1997 - [current year] Broadridge Financial Solutions, Inc.

ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc.

CUSIP is a registered trademark of the American Bankers Association.

All other marks belong to their respective owners.

Links - (right justified) Privacy Statement Terms and Conditions

SCREEN 3 - Vote Submission Page

[Upon casting a vote by clicking either the “SUBMIT” or the “UPDATE” links on Screen 2, shareholder sees Screen 3]

Text - (left justified)

[TRUST NAME]:

[FUND NAME]

Text - (right justified)

[YYYY] [year of shareholder meeting appears here] Special Meeting of Shareholders

[DAY, MONTH DD, YYYY] [initial or subsequent adjourned meeting date appears here]

Text - (left justified)

Thank you.

Your vote has been submitted

Votes can be changed until voting deadline.

Links - REVIEW/CHANGE VOTES/PRINT     ENTER ANOTHER CONTROL NUMBER

[If shareholder clicks on “REVIEW/CHANGE VOTES/PRINT” link, the initial vote election is cast and the shareholder returns to the voting screen, Screen 2.] Once Shareholder is at voting screen, PRINT button appears below the Control number. Shareholder can launch print by clicking this button. Shareholder in Screen 2 will also have the option to click a CANCEL button if they do not wish to update their vote. It will take them back to Screen 3.

[If shareholder clicks on “ENTER ANOTHER CONTROL NUMBER” link, the initial vote is cast and the shareholder returns to the initial proxy vote screen, Screen 1.]

Please enroll in eDelivery by logging into your online account.

Enter your email address to receive a confirmation when your vote is recorded:

Input - [box in which to enter your email address appears here] Link - NOTIFY ME

[If shareholder clicks on “NOTIFY ME” link, without an email address entered the following appears.]

Please enter email address.

Input - [box in which to enter your email address appears here] Link - NOTIFY ME

[If shareholder clicks on “NOTIFY ME” link, with an email address entered the following appears.]

Notification Saved

A confirmation will be sent to the email address on the file when your vote is recorded.

Text - (centered)

Active - Voted

Image - [a white and grey desktop calendar appears here]

Vote by

[Abbreviated Month. DD, YYYY] [Meeting Time] [a.m./p.m.] EDT/EST

Control #[shareholder’s control number appears here]

Text - (right justified)

Shareholder

Materials Image - [a white “?” with a black square around it appears here]

[If shareholder hovers over “?”, a pop-up box with the following language appears:]

Text - (left justified)

In advance of a meeting of shareholders, the company is required to send proxy materials to all shareholders, including information in the proxy statement regarding items to be considered at the meeting.

Link - (right justified)

Image - [a white “i” with a black circle around it appears here] Grant of Proxy Authority

[If shareholder clicks on “Grant of Proxy Authority” link, a pop-up box with the following language appears:]

Text - (left justified)

[TRUST NAME]:

[FUND NAME]

Image - (right justified)

X [button appears here]

[If shareholder clicks on “X”, Screen 3 appears.]

Text - (right justified)

Control# [shareholder’s control number appears here]

Text - (left justified)

Click the submit button to sign and submit your proxy vote and to appoint [Name of Chairman], [Name of Proxy Agent], and [Name of Independent Trustee Proxy Agent], or any one or more of them, attorneys, with full power of substitution to vote all Fund shares that you are entitled to vote.

Please “click here link appears” to print and view the voting instructions.

Link - (right justified)

Image - [a stack of papers appears here] Letter to Shareholders, Notice of

Meeting, and Proxy Statement

[If shareholder clicks on “Letter to Shareholders, Notice of Meeting, and Proxy Statement“ link, a pop-up box with the proxy materials and proxy statement appears.]

Text - (left justified)

Proxy

Vote

a Broadridge service

Text - (right justified)

(c)1997 - [current year] Broadridge Financial Solutions, Inc.

ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc.

CUSIP is a registered trademark of the American Bankers Association.

All other marks belong to their respective owners.

Links - (right justified) Privacy Statement Terms and Conditions

[If shareholder selects the option to view Proxy Materials for the Fidelity funds on Screen 1, a new window will open that presents information in the following format.]

Form Of

Proxy Materials Page

Text - (left justified)

Proxy

Vote

a Broadridge service

Text - (right justified)

Fidelity funds

Proxy Materials

Proxy Dated	Trust Name: Fund Name(s)	Link(s)
[MM, DD, YYYY][Date of Proxy Inserted here]	[Trust Name: Fund Name(s) Inserted Here]	[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here, as applicable]

[MM, DD, YYYY][Date of Proxy Inserted here]	[Trust Name: Fund Name(s) Inserted Here]	[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here, as applicable]

[MM, DD, YYYY][Date of Proxy Inserted here]	[Trust Name: Fund Name(s) Inserted Here]	[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here, as applicable]

Text - (left justified)

Proxy

Vote

a Broadridge service

Text - (right justified)

(c)1997 - [current year] Broadridge Financial Solutions, Inc.

ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc.

CUSIP is a registered trademark of the American Bankers Association.

All other marks belong to their respective owners.

Links - (right justified) Privacy Statement Terms and Conditions

[If shareholder requests an e-mail confirmation of his/her vote on Screen 3, a confirmation in the following format will be sent to the e-mail address provided by the shareholder]

Form of

E-mail Confirmation

From: registrar@proxyvote.com

To: [Shareholder Last, First Name]

Subject: ProxyVote Confirmation - [shareholder’s control number ending in XXX appears here]

Text - (left justified)

[TRUST NAME]:

[FUND NAME]

[YYYY] [year of shareholder meeting appears here] Special Meeting of Shareholders

[DAY, MONTH DD, YYYY] [initial or subsequent adjourned meeting date appears here]

Your vote instructions have been received and recorded for:

[TRUST NAME]:

[FUND NAME]

CUSIP: [CUSIP number appears here]

This confirmation has been sent from www.proxyvote.com/proxy.

Text - (left justified)

Shareholder

Materials

Image - [a stack of papers appears here] Link - Letter to Shareholders, Notice of Meeting, and Proxy Statement

[If shareholder clicks on “Letter to Shareholders, Notice of Meeting, and Proxy Statement“ link, a pop-up box with the proxy materials and proxy statement appears.]

Text - (left justified)

Proxy

Vote

a Broadridge service

(c)1997 - [current year] Broadridge Financial Solutions, Inc.

ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc.

CUSIP is a registered trademark of the American Bankers Association.

All other marks belong to their respective owners.

Links - (left justified) Terms and Conditions Privacy Statement

Proxy Voting Q&A posted on fidelity.com

Frequently Asked Questions

•	What is Proxy Voting?

•	When will I receive the information I need to vote?

•	How can I submit a proxy vote?

•	I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

•	I used to enter a PIN when voting proxy, why is this now no longer required?

•	I voted and I would like to change my vote, is this possible?

Q:	What is Proxy Voting?

A:	Companies regularly hold shareholder meetings to present and discuss important management decisions that may impact shareholders. Mutual funds may also hold special meetings of shareholders to seek approval of changes to fund services or policies that require shareholder approval. As a shareholder, you are entitled to vote on these important matters. You could, if you wanted, attend the shareholder meeting in person to cast your votes, or you could cast a proxy vote, which allows you to cast your vote through the mail, over the telephone, or online. This way, your vote can be counted without you having to attend the meeting in person.

Top

Q:	When will I receive the information I need to vote?

A:	A proxy statement, which provides details regarding the meeting and the management and shareholder proposals, if any, that will be voted on at the meeting, is provided to shareholders before the meeting is held. The proxy statement may be sent to you via U.S. mail or email, if you have consented to electronic delivery, or you may receive a notice linking you to a website where you can review it online.

Top

Q:	How can I submit a proxy vote?

A: You may submit a proxy vote through U.S. mail, over the telephone, or online, based on the instructions contained in the proxy statement. Votes must be submitted prior to the close of voting in order to be counted. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Top

Q:	I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

A:	By consenting to eDelivery of proxy, you have agreed to online receipt of important proxy materials. To request a written copy of any Fidelity Fund proxy materials via telephone please call 877-208-0098. On the voting screen, you may also chose to change your eDelivery preferences for future proxy campaigns. Your retirement benefit plan account mail preferences for statements, prospectuses, proxies and other benefit information will apply to your Fidelity BrokerageLink(registered mark) Account. You may change this electronic delivery default for your BrokerageLinkSM account at any time by logging on to NetBenefits and updating your mail preferences.

Top

Q:	I used to enter a PIN when voting proxy, why is this now no longer required?

A:	By using Fidelity.com to access the online voting site, a secure transaction with your control number information has been established and the PIN is no longer required to securely complete this transaction.

Top

Q:	I voted and I would like to change my vote, is this possible?

A:	Yes, you can vote again using the Voted link in the Action column as long as voting is still open for that holding. The latest vote cast will be recorded and the Last Action Taken date will update. If you do not complete the process of re-voting, the last vote cast remains on record.

Top

Return to Proxy Materials

620855.5.0

Proxy Voting Q&A posted on institutional.fidelity.com

Learn More

•	What is Proxy Voting?

•	When will I receive the information I need to vote?

•	How can I submit a proxy vote?

•	I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

•	I used to enter a control number when voting proxy, why is this now no longer required?

•	I voted and I would like to change my vote, is this possible?

•	When can I expect to receive proxy materials?

Q:	What is Proxy Voting?

A:	Mutual Funds may hold special meetings of shareholders to seek approval of changes to fund services or policies that require shareholder approval. As a shareholder, you are entitled to vote on these important matters. You could, if you wanted, attend the shareholder meeting in person to cast your vote, or you could cast a proxy vote, which allows you to cast your vote through the mail, over the telephone, or online. This way, your vote can be counted without you having to attend the meeting in person.

Q:	When will I receive the information I need to vote?

A:	A proxy statement, which provides details regarding the meeting and the management and shareholder proposals, if any, that will be voted on at the meeting, is provided to shareholders before the meeting is held. The proxy statement may be sent to you via U.S. mail, or email, if you have consented to electronic delivery, or you may receive a notice linking you to a website where you can review it online.

Q:	How can I submit a proxy vote?

A:	You may submit a proxy vote through U.S. mail, over the telephone, or online, based on the instructions contained in the proxy statement. Votes must be submitted prior to the close of voting in order to be counted. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Q:	I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

A:

By consenting to eDelivery, you have agreed to online receipt of important proxy materials. You can request a written copy of the proxy materials by clicking on “Request copy of shareholder materials,” on the same screen you are prompted to vote your shares.

To request a written copy of any Fidelity Advisor Fund or Fidelity Fund proxy material via telephone, please call 877-208-0098. If you would like to change your eDelivery preferences for future proxy materials, click here to update your information or change your delivery method. [if shareholder clicks on “click here” a window appears where they can change their edelivery preferences on institutional.fidelity.com.]

Q:	I used to enter a control number when voting proxy, why is this now no longer required?

A:	By using advisor.fidelity.com to access the online voting site, a secure transaction with your control number information has been established and the control number is no longer required to securely complete this transaction.

Q:	I voted and I would like to change my vote, is this possible?

A:	Yes, you can vote again using the “Voted” link in the “Action” column as long as voting is still open for that holding. The latest vote cast will be recorded and the “Last Action Taken” date will update. If you do not complete the process of re-voting, the last vote cast remains on record.